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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 SR Telecom Inc.
                 ---------------------------------------------
             (Exact name of Registrant as specified in its charter)

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                         Canada                                           Not Applicable
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     (Jurisdiction of incorporation or organization)                    (I.R.S. Employer
                                                                        Identification No.)
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                8150 Trans-Canada Highway
               St. Laurent, Quebec, Canada                                   H4S 1M5
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        (Address of Principal Executive Offices)                          (Postal Code)
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If this form relates to the registration of                     If this form relates to the registration
a class of securities pursuant to Section                       of a class of securities pursuant to
12(b) of the Exchange Act and is                                Section 12(g) of the Exchange Act
effective pursuant to General                                   and is effective pursuant to General
Instruction A.(c), check the following box. [ ]                 Instruction A.(d), check the following
                                                                box. [X]
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Securities Act registration statement file number to which this form relates:        333-107620
                                                                               ------------------------
                                                                                   (If applicable)
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        Securities to be registered pursuant to Section 12(g) of the Act:


                                  Common Shares
                 ---------------------------------------------
                                (Title of Class)



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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          The description under the heading "Description of SR Telecom Share Capital" and "The Merger--Material Tax Considerations" relating to the Registrant's Common Shares in the Prospectus filed pursuant to Rule 424(b)(3) with the Securities and Exchange Commission on August 8, 2003, is incorporated herein by reference.


ITEM 2.   EXHIBITS.

          The following exhibits are filed herewith:


3.1. Certificate and Articles of Incorporation of the Registrant (Incorporated by reference to Exhibit 3.1 to the Registrant's Form F-4, dated August 1, 2003, File No. 333-107620).


3.2. By-Law No. 2003-1, General By-Laws of the Registrant (Incorporated by reference to Exhibit 3.2 to the Registrant's Form F-4, dated August 1, 2003, File No. 333-107620).


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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

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                                    SR Telecom Inc.

                                    By: /s/ David L. Adams
                                        ----------------------------------------
                                        Name:  David L. Adams
                                        Title: Senior Vice President, Finance and
                                               Chief Financial Officer
                                        Date:  August 25, 2003
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